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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 30, 2002
                Date of Report (Date of earliest event reported)


                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-13626                 75-2293354
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)



                                 (972) 420-8200
                         (Registrant's telephone number,
                              including area code)





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ITEM 5. OTHER EVENTS


Conference Call Regarding the Fiscal Year-End 2002 Financial Results

         Horizon Health Corporation will release its financial results for the year ended August 31, 2002 after the close of market on Thursday, October 17, 2002.

The Company will provide an online Web simulcast of its August 31, 2002 year-end earnings conference call on Friday, October 18, 2002, at 10:00 a.m. Central Time. A 30-day online replay will be available approximately two hours following the conclusion of the live broadcast. A link to these events can be found on the Company's website at www.horizonhealthcorp.com or at www.companyboardroom.com.
























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HORIZON HEALTH CORPORATION

Date:    September 30, 2002                     By:  /s/ Ronald C. Drabik
                                                -----------------------------

                                                Ronald C. Drabik
                                                Senior Vice President, Finance
                                                and Administration